UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) May 3, 2006 (May 3, 2006)

                           Newcastle Investment Corp.
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               (Exact Name of Registrant as Specified in Charter)

    Maryland                      001-31458                    81-0559116
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  (State or other           (Commission File Number)         (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)

     1345 Avenue of the Americas, 46th Floor, New York, NY           10105
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            (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code   (212) 798-6100
                                                     --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition

         On May 3, 2006, Newcastle Investment Corp. (the "Company") announced its results of operations for the quarter ended March 31, 2006. A copy of the related press release is attached hereto as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release, dated May 3, 2006, issued by Newcastle Investment Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Newcastle Investment Corp.
                                                 --------------------------
                                                 (Registrant)


Date:  May 3, 2006                          By:  /s/ Debra A. Hess
                                                 -----------------
                                                 Name:  Debra A. Hess
                                                 Title:  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.             Description
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  99.1                  Press Release, dated May 3, 2006, issued by Newcastle
                        Investment Corp.